SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                  May 24, 1999
                                  ------------

                    CHESAPEAKE BIOLOGICAL LABORATORIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                       1-12748                52-1176514
          --------                       -------                ----------
  (State of Incorporation)      (Commission File Number)     (IRS Employer
                                                             Identification No.)

                             1111 South Paca Street
                            Baltimore, Maryland 21230
                            -------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 843-5000
                                 --------------
                         (Registrant's telephone number)
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Item 5. Other Events.

      In a private placement, the Company raised $450,000 through the sale of 225,000 shares of its Common Stock to eight investors. In connection with that sale, the Company has agreed to register the shares of Common Stock purchased by the investors. The investors include board members Thomas P. Rice, Harvey L. Miller, Regis F. Burke and Narlin B. Beaty. The proceeds of the investment will be used for general corporate purposes.

      The Company also raised $1,551,000 through the sale of 15,510 shares of its Series A Convertible Preferred Stock (the "Preferred Stock") together with warrants to purchase an aggregate of 51,700 shares of the Company's Common Stock at an exercise price of $1.50 per share to four investors in a private placement. In connection with that sale, the Company has agreed to register the shares of Common Stock underlying the Preferred Stock purchased by the investors. The Preferred Stock is convertible into the Company's Common Stock at $1.50 per share, as adjusted for stock splits, stock dividends and the like. Under the terms of the Preferred Stock, the investors are permitted, as a separate class, to elect one person to the Company's Board of Directors. The proceeds of the investment will be used for general corporate purposes.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit No.                     Description
      -----------                     -----------

         3.01         Articles Supplementary

        10.01 Common Stock Purchase Agreement among Chesapeake Biological Laboratories, Inc., Thomas P. Rice, Harvey L. Miller, Regis F. Burke, Michael A. Besche, A.C. Besche Foundation, Virginia B. Besche Trust, G. Grayson Boyce and Narlin B. Beaty

        10.02 Common Stock Registration Rights Agreement among Chesapeake Biological Laboratories, Inc., Thomas P. Rice, Harvey L. Miller, Regis F. Burke, Michael A. Besche, A.C. Besche Foundation, Virginia B. Besche Trust, G. Grayson Boyce and Narlin B. Beaty

        10.03 Preferred Stock Purchase Agreement by and among Chesapeake Biological Laboratories, Inc., Corporate Opportunities Fund, L.P., Corporate Opportunities Fund (Institutional), L.P., Howard and Phyllis J. Silverman as JTWROS and LAB Partners.


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

        10.04 Registration Rights Agreement by and among Chesapeake Biological Laboratories, Inc., Corporate Opportunities Fund, L.P., Corporate Opportunities Fund (Institutional), L.P., Howard and Phyllis J. Silverman as JTWROS and LAB Partners.


        10.05 Form of Warrant to Purchase Shares of Common Stock granted to the Purchasers of Preferred Stock

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 1999             CHESAPEAKE BIOLOGICAL LABORATORIES, INC.



                                     By: /s/ Thomas P. Rice
                                         -------------------------
                                         Thomas P. Rice, President


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

                    CHESAPEAKE BIOLOGICAL LABORATORIES, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

      Exhibit No.                     Description
      -----------                     -----------

         3.01         Articles Supplementary

        10.01 Common Stock Purchase Agreement among Chesapeake Biological Laboratories, Inc., Thomas P. Rice, Harvey L. Miller, Regis F. Burke, Michael A. Besche, A.C. Besche Foundation, Virginia B. Besche Trust, G. Grayson Boyce and Narlin B. Beaty

        10.02 Common Stock Registration Rights Agreement among Chesapeake Biological Laboratories, Inc., Thomas P. Rice, Harvey L. Miller, Regis F. Burke, Michael A. Besche, A.C. Besche Foundation, Virginia B. Besche Trust, G. Grayson Boyce and Narlin B. Beaty

        10.03 Preferred Stock Purchase Agreement by and among Chesapeake Biological Laboratories, Inc., Corporate Opportunities Fund, L.P., Corporate Opportunities Fund (Institutional), L.P., Howard and Phyllis J. Silverman as JTWROS and LAB Partners.

        10.04 Registration Rights Agreement by and among Chesapeake Biological Laboratories, Inc., Corporate Opportunities Fund, L.P., Corporate Opportunities Fund (Institutional), L.P., Howard and Phyllis J. Silverman as JTWROS and LAB Partners.

        10.05 Form of Warrant to Purchase Shares of Common Stock granted to the Purchasers of Preferred Stock


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